Exhibit 10.1
FORM OF POPULAR, INC.
2021 LONG-TERM EQUITY INCENTIVE AWARD

AND AGREEMENT

Recipient:

The Talent

and Compensation Committee

of the

Board of Directors

of Popular,

Inc. (the
“ Committee
”)

awarded

you

on

February

25,

2021
(the
“Grant

Date”
)
a

Long-Term

Incentive

Award
consisting of Restricted

Stock (“
Restricted Stock
”) and Performance

Shares (“
Performance Shares ” and, in
conjunction with the Restricted Stock, the “ Award”
).

This award agreement (the “ Award Agreement ”), dated as of the Grant Date, sets forth the terms and conditions of your

Award.

This Award is made under the Popular, Inc. 2020 Omnibus

Incentive
Plan, as amended

(the “
Plan
”), and, except

as otherwise provided

herein, is subject

to the terms of

the Plan.
Capitalized terms used but not otherwise defined in this

Award Agreement have the meanings given in the
Plan.

1.
Award

.

The number of

shares of Restricted

Stock and Performance

Shares subject
to this Award is set forth in Annex 1 hereto.

The Award will vest as set forth below.

2.
Vesting;

Payout.
Subject to Section 6 of this Agreement, you will be entitled to the following
:
(a)
Restricted

Stock

Vesting

.

Except

as

otherwise

stated

in

this

Section

2,

your
Restricted Stock shall vest in four substantially equal annual installments on each of the dates specified in
Annex 1 (each of the dates described therein, a “Restricted Stock
Vesting

Date
”).
(b)
Performance Shares Vesting.

Except as otherwise

stated in this

Section 2, you

shall
become vested in the Performance

Shares on the day

of the first scheduled

meeting of the Committee

taking
place in the month of February 2024, subject to the achievement by Popular, Inc. of the Performance Goals specified

in

Annex

1

during

the

Performance

Cycle,

as

certified

by

the

Committee

in

such

meeting
(hereinafter the

“Performance Shares Vesting

Date”
and, together with the Restricted Stock Vesting

Date,
the

“Vesting

Date”)
.

The Performance Goals will be based on two performance metrics weighted equally:
the Relative Total Shareholder Return (the “ TSR
”) and the Absolute Return on Average Tangible

Common
Equity (the “ ROATCE ”) goals. The Performance Cycle is a three (3) year period beginning on January 1 of the calendar year of the Grant

Date and ending on December 31 of

the third year.

Each Performance Goal
will have a

defined minimum

threshold (i.e.,

minimum result

for which an

incentive would

be earned),

target
(i.e., result at which

100% of the incentive

would be earned)

and maximum level

of performance (i.e., result
at which 1.5 times the incentive target would be earned).
(c)
Approved

Retirement.

Upon

an

Approved

Retirement after

attaining (x)

age

55
with 10 years of service with Popular, Inc. or its subsidiaries (the “ Corporation ”) or (y) age 60 with 5 years of

service

with

the

Corporation:

(1)

your

outstanding

Restricted

Stock

shall

fully

vest;

and

(2)

your

outstanding

Performance

Shares

shall

continue

outstanding

and

vest

in

full

on

the

Performance

Shares
Vesting

Date in accordance with the actual results

of the Performance Goals during the Performance

Cycle.
(d)
Vesting

upon Retirement on

or after age

50 before attaining

age 55 and

10 years
of service.

The Committee,

at its discretion,

may accord

the same

treatment accorded

in Section

2(c) above
if you retire from your employment on or

after age 50, and before attaining age 55

and 10 years of service,
provided the sum of your age and years of service is at least 75.

(e)
Death.

Provided

that

on

the

date

of

your

death

you

are

still

employed

by

the
Corporation

and

your

rights

in

respect

of

your

Award

have

not

been

previously

terminated,

any

then
unvested

outstanding

Award

shall

immediately

vest

and

be

paid

to

the

representative

of

your

estate
promptly after your death.

In the case of the Performance Shares, the number of shares will be calculated
as if the target number of Performance Shares had in fact been earned.
(f)
Disability.

If you become

subject to Disability

while you are

still employed by

the
Corporation, any then

unvested outstanding Award shares shall

vest and shall

be paid to

you promptly after
you become

subject to

Disability.

In the

case of

the Performance

Shares, the

number of

shares will

be
calculated as if the target number of Performance Shares had in fact been earned.
(g)
Change of Control.

If your employment is

terminated by the

Corporation or any
successor entity thereto

without Cause,

or if you

terminate your employment

for Good Reason,

in each case
upon or

within two

years after

a Change of

Control, prior to

a Vesting

Date, and provided

your rights

in
respect of the shares of your

unvested Award

have not previously terminated, the shares of

your unvested
Award

shall immediately

vest

and be

delivered to

you promptly

after

such termination

of

employment;
provided

that
,

as

of

the

Change

of

Control

date,

any

outstanding

Performance

Shares

shall

be

deemed
earned at the greater of the target level or actual performance level through the Change of Control date (or if no target

level is specified,

the maximum level)

with respect to

all open performance

periods and such
Performance

Shares

shall be

subject

to

time-based

vesting

through

the

end

of

the

original

Performance
Cycle

for

each

such

Award,

subject

to

accelerated

vesting

in

accordance

with

the

first

sentence

of

this
clause.

(h)
Termination

without

Cause.

If

the

Corporation

terminates

your

employment
without Cause

you will

receive payment

of the

Award on a prorated

basis based

on the

number of

full months
in the vesting

schedule in which

you were an

active employee (with

a partial month

worked counted as

a full
month if you were an active employee for 15 days or more in the month) and such reduced Award will vest
immediately upon your

termination of employment,

calculated in the

case of Performance

Shares as if

the
target number of Performance Shares had in fact been earned, as provided in the Plan.

(i)
Payout.

The

transfer

restrictions

on

the

applicable

number

of

whole

shares

of
Restricted Stock shall lapse on each

Vesting

Date or such other vesting date as

determined in this Section
2 and in the terms of the Plan. The payout with respect to vested Performance Shares shall be made on the
Performance Shares Vesting Date, on which date the

Committee shall determine the

total number of shares
earned based upon the

actual performance results

during the Performance

Cycle.

The vested shares will

be
delivered to you as

soon as administratively practicable, generally within

45 days following each Vesting
Date.
3.
Termination of Award

.
(a)

Except as

provided herein,

your rights

in respect

of your

outstanding unvested

Award
shares shall immediately terminate,

and no shares shall

be paid in respect thereof,

if at any time prior

to the
respective Vesting

Date you terminate your employment.

(b)

If the Corporation terminates your employment for Cause, your Award shares shall be cancelled and the provisions under the Plan will apply.
4.
Non-transferability.

This Award (or any

rights and

obligations hereunder)

may not
be sold,

exchanged, transferred,

assigned, pledged,

hypothecated or

otherwise disposed

of or

hedged, in
any manner (including

through the use

of any cash-settled

instrument), whether

voluntarily or involuntarily
and whether by operation of

law or otherwise, other than

by will or by the laws

of descent and distribution.

5. Withholding, Consents and Legends.
(a)
You

shall

be

solely

responsible

for

any

applicable

taxes

(including,

without
limitation,

income

and

excise

taxes)

and

penalties,

and

any

interest

that

accrues

thereon,

incurred

in
connection with your Award.

The Corporation will withhold shares of Common Stock

for the payment of
taxes

in

connection

with

the

vesting

of

your

Award

or

upon

the

occurrence

of

any

other

event

that,

in
accordance with applicable law,

will generate a tax liability with regards to

your Award.

The Corporation
will

withhold shares

of

Common

Stock

with

a

value

equal

to

the

amount

of

taxes

that

the

Corporation
determines it is

required to withhold under

applicable laws (with such

withholding obligation determined
based on any

applicable minimum statutory withholding rates).

The Corporation will use

the Fair Market
Value

of the

Common Stock on

the Vesting

Date or such

other date, as

applicable, in order

to determine
the number

of shares

to be

withheld. If

you wish

to remit

cash to

the Corporation

(through payroll

deduction
or

otherwise),

in

each

case

in

an

amount

sufficient

in

the

opinion

of

the

Corporation

to

satisfy

such
withholding

obligation,

you

must

notify

the

Corporation

in

advance

and

do

so

in

compliance

with

all
applicable laws and pursuant

to such rules as

the Corporation may establish from

time to time, including,
but not limited to, the Corporation’s Insider Trading Policy.

(b)
Your

right to receive shares pursuant

to the Award is conditioned on the receipt to
the reasonable satisfaction of

the Committee of

any required consent

that the Committee

may reasonably
determine to be necessary or

advisable.

By accepting delivery of the

shares, you acknowledge that you

are
subject to the Corporation’s Insider Trading Policy.
6.
Restrictive Covenants.

(a)
In consideration of the terms of

the Award,

you agree to the restrictive covenants
and associated remedies as set forth below,

which exist independently of and in addition to any obligation to which you are

subject under the terms

of any other agreement

you may have with

the Corporation or any
of its subsidiaries (“ Popular ”).
(b)
For a period

of one year immediately

following termination of your

employment
with Popular for

any reason, you

will not do

any of the

following, either directly or

indirectly or through
associates, agents, or employees:

(i)
solicit,

recruit

or

assist

in

the

solicitation

or

recruitment

of

any

employee

or
consultant

of

Popular

(or

who

was

an

employee

or

consultant

of

Popular

within

the

prior

six
months) for the purpose of encouraging that

employee or consultant to leave Popular’s employ or
sever an agreement for services; or

(ii)
solicit,

participate

in

or

assist

in

the

solicitation

of

any

of

Popular’s

customers
serviced

by

you

or

with

whom

you

had

Material

Contact

and/or

regarding

whom

you

received
Confidential Information

(as defined

in Popular’s

Code of

Ethics) during

the three-year

period prior
to

your

employment

termination

who

were

still

customers

of

Popular

during

the

immediately
preceding 12-month period, for the purpose of

providing products or services in competition with

Popular’s products

or services.

"Material

Contact" means

interaction between

you and

the customer
within the three-year prior

to your last day as

a team member which

takes place to manage,

service
or further the business relationship.

The term “Solicit”, when used in this section, will mean any direct or indirect communication of any kind
regardless of

who initiates

it, that

in any

way invites,

advises, encourages

or requests

any person

to take
any

action;

provided

that

such

term

will

not

be

deemed

to

include

solicitation

by

public

advertisement
media of general distribution (i.e., not targeted to present employees, consultants or customers of Popular)
without specific instruction or direction by you.
If you breach

any of

the terms

of this

restrictive covenant,

all outstanding

Restricted Stock

and Performance
Shares awarded hereunder, whether vested

or unvested, held by you shall be

immediately and irrevocably
forfeited for

no consideration.

For any

Restricted Stock

and Performance

Shares awarded

hereunder that
vested within one

(1) year prior

to the termination

of your employment

with Popular or

at any time

between
your termination

of employment

and the

date of

said breach,

you shall

be required to

repay or

otherwise
reimburse Popular an amount having

a value equal to the aggregate

fair market value (determined as of

the
date of vesting)

of such vested

shares. This paragraph does

not constitute Popular’s

exclusive remedy for
violation of your

restrictive covenant obligations, and

Popular may seek

any additional legal

or equitable
remedy, including injunctive relief, for any such violation.
7.
Section 409A.

Shares awarded

under this

Award

Agreement are

intended to

be
exempt from

Section 409A

of the

U.S. Code,

to the

extent applicable,

and this

Award Agreement is

intended
to, and

shall be

interpreted, administered and

construed consistent

therewith.

The Committee

shall have
full authority to give effect to the intent of this Section 7.
8.
No Rights to Continued Employment.

Nothing in this Award Agreement shall be
construed as

giving you

any right

to continued

employment by

the Corporation

or any

of its

affiliates or
affect any

right that

the Corporation

or any

of its

affiliates may

have to

terminate or

alter the

terms and
conditions of your employment.

9.
Successors

and

Assigns

of

the

Corporation.

The

terms

and

conditions

of

this
Award Agreement shall be binding

upon, and shall

inure to the

benefit of, the

Corporation and its

successor
entities.
10.
Committee Discretion.

Subject to the terms of the Plan,

the Committee shall have
full discretion with respect to any actions to be taken or determinations to be made in connection with this
Award Agreement, and its determinations shall be final, binding and conclusive.
11.
Amendment.

The Committee

reserves the

right at

any time

to amend

the terms
and conditions

set forth

in this

Award

Agreement;
provided

that, notwithstanding the

foregoing, no such
amendment

shall

materially

adversely

affect

your

rights

and

obligations

under

this

Award

Agreement
without

your

consent

(or

the

consent

of

your

estate,

if

such

consent

is

obtained

after

your

death),

and
provided , further , that the Committee may not postpone the payout of shares to occur at any time after the applicable time provided for in this Award Agreement. Any amendment of this

Award Agreement shall be
in

writing signed

by

an

authorized member

of

the

Committee or

a

person

or

persons

designated

by the
Committee.
12.
Adjustment; Other

Plan Provisions.

Subject to

Section 11,

the Committee

shall
adjust equitably the terms of this

Award

in accordance with Section 5.3 of the

Plan, if applicable. Subject
to

the

terms

of

this

Award

Agreement,

the

Restricted

Stock

shall

be

subject

to

the

terms

of

the

Plan,
including,

but

not

limited

to,

the

provisions

of

Section 8.4

related

to

dividends and

voting

rights.

Cash

dividends paid on the Restricted Stock

and on all of the Common

Stock that may be subsequently

acquired
with such

cash dividends,

will be

invested in

the purchase

of additional

shares of

Common Stock

of the
Corporation

in

accordance with

the

Popular,

Inc.

Dividend Reinvestment

and

Stock

Purchase

Plan

(the
“ DRIP
”); such shares

are not subject to

the restrictions and are

immediately vested. The Restricted

Stock
shall be held in custody by the Fiduciary Services Division of Banco Popular de Puerto Rico.
Performance

Shares

will

accrue

Dividend

Equivalents

prior

to

the

Performance

Shares

Vesting

Date.
Accrued Dividend Equivalents with

respect to the Performance

Shares will be invested

in additional shares
of Common Stock

of the Corporation in

accordance with the formula

set forth in

the DRIP.

All shares of
Common

Stock

acquired

pursuant

to

the

reinvestment

of

dividends

will

be

subject

to

the

terms

and
conditions of Section

2 and will

be paid out

on the Performance

Shares Vesting

Date based on

the actual
number of Performance Shares earned on that date.
13.
Governing Law.

This award

shall be

governed by

and construed

in

accordance
with the laws of Puerto Rico, without regard to principles of conflicts of laws.
14.
Incentive Recoupment.

This award

shall be

subject to

the terms

of the

Popular, Inc.
Incentive Recoupment Guideline

in effect as of the

Grant Date and as

such guideline may be

required to be
modified in accordance with applicable law or regulation.
15.
Headings.

The

headings

in

this

Award

Agreement

are

for

the

purpose

of
convenience only and are not intended to define or limit the construction of the provisions hereof.

IN

WITNESS

WHEREOF,

POPULAR,

INC.

and

the

Recipient

caused

this

Award
Agreement to be duly executed and delivered as of the Grant Date.
POPULAR, INC.

ACCEPTED:

By:

[Insert Name of Representative]

By: [Insert Name of Recipient]
Title:

[Insert Title of Representative]

Title: [Insert Title of Recipient]
_________________________

___________________________
Signature

Signature

ANNEX 1
POPULAR, INC.
2021 LONG-TERM EQUITY INCENTIVE AWARD
Recipient:

Employee Number:

Grant Date: February 25, 2021
Total Dollar Value

of Award:

Common Stock Market Price as of closing on Grant Date:

Restricted Stock
Dollar Value

of Restricted Stock Award:

Common Stock Market Price as of closing on Grant Date:

Total Shares of Restricted Stock Awarded:

Restricted Stock Vesting Dates:

Shares

Shares

Shares

Shares
February 23, 2022

February 23, 2023
February 23, 2024
February 23, 2025

Performance Shares
Dollar Value

of Performance Shares Award:

Common Stock Market Price as of closing on Grant Date:

Total Target

Number of Shares:

(50% Total Shareholder

Return / 50% ROATCE)
Relative Total Shareholder Return (TSR) 1

–

Opening Price =

Percentile Rank among
Comparator Group
Shares Earned
(% of Target)
75
th

Percentile or above
(maximum) (1.5x target shares)
50th Percentile
(target) (1x target shares)
25 th

Percentile
(threshold) (0.5x target shares)
Below 25 th

Percentile
0
Absolute

Return

on

Average

Tangible

Common

Equity
(ROATCE) 2

–

ROATCE
Shares Earned
(% of Target)
3-year simple average ROATCE 2021-2023
12% or above
(maximum) (1.5x target shares)
10%
(target) (1x target shares)
7%
(threshold) (0.5x target shares)
Lower than 7% 0
Results between threshold, target and maximum performance

will be interpolated to determine vesting award
1

TSR will be calculated as [(Closing Price at

end of period * (1 + number of shares

purchased assuming reinvestment of

dividends))/Opening Price at
beginning of period] – 1
●
Closing Price and Opening Price are based

on the preceding 60 trading days average

daily close price to mitigate against share

price volatility of
point-in-time metrics.
o
Opening price = average price 10/7/20-12/31/20
o
Closing price = average price 10/5/23-12/31/23
●
TSR calculations shall assume that dividends

are reinvested on the ex-dividend date

(i.e., the date a dividend asset is guaranteed).
Comparator Group -- SNL US Banks

greater than $10 billion in assets – Performance

will be based on the composition of the group

at the end of the 3-year
Performance Cycle.
If Popular’s absolute TSR is negative, payout

will be limited to a maximum of 100%

of target.
2
3-year simple average ROATCE for 3 years (2021-2023).

The Committee may adjust the goal or results

to reflect a core profitability that would

not be
unduly inflated or deflated by certain transactions

that do not reflect the underlying performance

of Popular’s ongoing operations, including,

but not limited
to, the impact of significant tax reform,

sales of non-earning assets, sales of branches

or other businesses, certain business acquisition

costs and revenues,
extraordinary events or charitable contributions,

severance costs and certain litigation

and settlement costs, among others.